TIP FUNDS

                           Clover Small Cap Value Fund
                            Clover Equity Value Fund
                            Clover Max Cap Value Fund


                        Supplement dated August 19, 1999
        to the Statement of Additional Information dated January 31, 1999

This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with such Statement of Additional Information.

The following should replace the third paragraph under the headings "Small Cap Value Fund" and "Equity Value Fund" on pages S-2 and S-3 of the Statement of Additional Information. Additionally, the following should be inserted under the heading "Max Cap Value Fund" on page S-4 after the third paragraph:

         All of the equity securities (including ADRs) in which the Fund invests are traded on registered exchanges or the over-the-counter market in the United States or Canada.

In connection with this change, the following disclosure is inserted into the "Description of Permitted Investments and Risk Factors" section on page S-8:

         Foreign Securities -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion of these taxes will reduce the income received from the securities comprising the portfolio.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.